SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2005

POTOMAC ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

District of Columbia and Virginia	001-01072	53-0127880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N. W.
Washington, D. C. 20068
(Address of Principal Executive Offices) (Zip Code)

(202) 872-3526
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

              On July 28, 2005, the Board of Directors of Potomac Electric Power Company approved an amendment to the Company's By-Laws to provide that effective August 1, 2005, the number of directors will be reduced from six to five. The amended By-Laws are filed herewith as Exhibit 3.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.
3	By-Laws

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
POTOMAC ELECTRIC POWER COMPANY By: /s/ William J. Sim Name: William J. Sim Title: President and Chief Operating Officer Date: July 28, 2005
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